                   AMENDMENT NO. 5 AND ASSIGNMENT TO THE FIFTH

                       AMENDED AND RESTATED LOAN AGREEMENT

                  THIS AMENDMENT NO. 5 AND ASSIGNMENT TO THE FIFTH AMENDED AND RESTATED LOAN AGREEMENT, dated as of July 14, 2000 (this "Amendment and Assignment"), by and among G-III LEATHER FASHIONS, INC., a New York corporation (the "Borrower"), the Lenders that have executed the signature pages hereto (individually, a "Lender" and collectively, the "Lenders"), and FLEET BANK, N.A., a national banking association as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent"),

                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS:

                  A. The Borrower, the Lenders and the Agent are parties to the Fifth Amended and Restated Loan Agreement, dated as of May 31, 1999, as further amended hereby (as it may be further amended, modified and supplemented from time to time, the "Loan Agreement"); and

                  B. Lenders would like to transfer and assign a portion of their rights and interest in and to all the relevant Lender's rights and obligations under the Loan Agreement.

                  C. The parties hereto wish to amend the Loan Agreement as hereinafter provided;

                  D. Each capitalized term used but not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  SECTION 1. AMENDMENT TO LOAN AGREEMENT.

                  1.1 This Amendment and Assignment shall be deemed to be a fifth amendment to the Fifth Amended and Restated Loan Agreement and shall not be construed in any way as a replacement or substitution therefor. All of the terms and conditions of, and terms defined in, this Amendment are hereby incorporated by reference into the Loan Agreement as if such terms and provisions were set forth in full therein.

                  1.2 Fleet's signature page of the Loan Agreement is amended by changing (i) Fleet's Commitment to make Revolving Loans from July 14, 2000 to July 31, 2000 and from September 1, 2000 to October 31, 2000 to "$21,635,417";
(ii) Fleet's Commitment to make Revolving Loans for the month of August 2000 to "$23,250,000", (iii) Fleet's Commitment to make Revolving Loans from November 1, 2000 and thereafter to "$14,531,250" and (iv) Fleet's Percentage of Revolving Loan Commitment to "32.29%".

                  1.3 Chase Manhattan's signature page of the Loan Agreement is amended by changing (i) Chase's Commitment to make Revolving Loans from July 14, 2000 to July 31, 2000 and from September 1, 2000 to October 31, 2000 to "$18,430,169"; (ii) Chase's Commitment to make Revolving Loans for the month of August 2000 to "$19,805,555", (iii) Chase's Commitment to make Revolving Loans from November 1, 2000 and thereafter to "$12,378,472" and (iv) Chase's Percentage of Revolving Loan Commitment to "27.51%".

                  1.4 The CIT's signature page of the Loan Agreement is amended by changing (i) CIT's Commitment to make Revolving Loans from July 14, 2000 to July 31, 2000 and from September 1, 2000 to October 31, 2000 to "$17,628,858";
(ii) CIT's Commitment to make Revolving Loans for the month of August 2000 to "$18,944,445", (iii) CIT's Commitment to make Revolving Loans from November 1, 2000 and thereafter to "$11,840,278" and (iv) CIT's Percentage of Revolving Loan Commitment to "26.31%".

                  1.5 A new signature page for Israel Discount Bank of New York shall be inserted with relevant dollar amounts for Commitment to make Revolving Loans and Percentage of Revolving Loan Commitments as specified on Schedule A.

                  1.6 The provisions of Section 10.13(a)(ii) are hereby waived solely for the purpose of this Amendment and Assignment and shall be in full force and effect otherwise.

                  1.7 The Loan Agreement, the Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing, shall each be deemed to be amended hereby to the extent necessary, if any, to give effect to the provisions of this Amendment. Except as so amended hereby, the Loan Agreement and the Loan Documents shall remain in full force and effect in accordance with their respective terms.

                  SECTION 2. ASSIGNMENT

                  2.1 Fleet Bank, N.A., The Chase Manhattan Bank, The CIT Group/Commercial Services, Inc. (each, a "Transferor" and together the "Transferors") wish to assign to the Israel Discount Bank of New York (the "Transferee") that interest in and to all the relevant Transferor's rights and obligations under the Loan Agreement as of the date hereof (the "Assigned Portion") and the Transferee hereby accepts said assignment and obligations established under the Loan Agreement with respect to the Assigned Portion, the resulting Revolving Commitments from said assignments are set forth in Schedule A.

                  2.2 In connection with the assignment affected hereby by each Transferor to Transferee:

(a) From and after the date hereof, (a) Transferee shall (i) be a Lender party to the Loan Agreement for all purposes of the Loan Agreement and the other Loan Documents; (ii) be subject to the terms and conditions thereof; and (iii) have all of the rights, interests, liabilities, duties and obligations of the Transferors under the Loan Agreement and other Loan Documents to the extent of the Assigned Portion; and (b) the Transferors shall to the extent provided in this Amendment and Assignment relinquish such rights and interest and be released from such liabilities, duties and obligations under the Loan

         Agreement and other Loan Documents as shall have been assigned to the Transferee hereunder.

(b) From and after the date hereof, the Agent shall make all payments under the Loan Agreement in respect of the Assigned Portion (including, without limitation, all payments of principal, interest and fees, if applicable, with respect thereto) to the Transferee.

                  2.3. Each of the parties to this Amendment and Assignment agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and perform such further acts as such other party may reasonably request in order to effect the purposes of this Amendment and Assignment, provided neither this Amendment and Assignment nor any term hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Amendment and Assignment) against whom enforcement of such change, waiver, discharge or termination is sought.

                  SECTION 3. REPRESENTATIONS AND WARRANTIES.

                  A. The Borrower hereby represents and warrants to the Agent and the Lenders that:

                  3.1 After giving effect to the amendment of the Loan Agreement pursuant to this Amendment and Assignment: (i) each of the representations and warranties set forth in Article 3 of the Loan Agreement is true and correct in all respects as if made on the date hereof, and (ii) there exists no Default or Event of Default under the Loan Agreement after giving effect to this Amendment and Assignment.

                  3.2 The Borrower has full corporate power and authority to execute and deliver this Amendment and Assignment and to perform the obligations on its part to be performed thereunder and under the Loan Agreement as amended hereby.

                  B. Transferors hereby represent and warrant to the Agent, Transferee, and Borrower that:

                  3.3 By executing and delivering this Amendment and Assignment each Transferor, for itself, (a) represents and warrants that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or any other Loan Document, or any other instrument or document furnished pursuant thereto; (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its respective Subsidiaries, or the performance or observance by Borrower or any of its respective Subsidiaries of any of its obligations under the Loan Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto.

                  C. Transferee hereby represents and warrants to the Agent, Transferors and Borrower that:

                  3.4 By executing and delivering this Amendment and Assignment, Transferee, for itself: (a) confirms that it has received a copy of the Loan Agreement, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and Assignment; (b) will independently and without reliance upon the Agent, any Transferor, or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement; (c) appoints and authorizes the Agent to take such action as the Agent on its behalf and to exercise such powers under the Loan Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement and the other Loan Documents are required to be performed by it as a Lender.

                  3.5. Each Transferor and Transferee represents and warrants, for itself, to the Borrower and the Agent that after giving effect to the assignment of the Assigned Portion affected hereby, each of the Transferor and such Transferee is in compliance with the provisions of Section 10.13 of the Loan Agreement.

                  SECTION 4. CONDITIONS PRECEDENT TO AMENDMENTS.

                  The effectiveness of the amendments and assignments contained in Section 1 and Section 2 of this Amendment, are each and all subject to the satisfaction, in form and substance satisfactory to the Agent, of each of the following conditions precedent:

                  4.1 The Borrower, each Transferor and Transferee shall have duly executed and delivered this Amendment.

                  4.2 Each of the conditions precedent set forth in Section 4.1 and Section 4.2 of the Loan Agreement shall have been satisfied or waived in accordance with the terms of the Loan Agreement.

                  4.3 The representations and warranties set forth in Section 3 hereof shall be true, correct and complete on and as of the closing date of this Amendment as though made on such date.

                  4.4 The Agent shall have received such approvals, opinions or documents as any Lender through the Agent may reasonably request, the Borrower and the Guarantors shall have taken all such other actions as any Lender through the Agent may reasonably request, and all legal matters incident to the foregoing shall be satisfactory to the Agent.

                  SECTION 5. REFERENCE TO AND EFFECT UPON THE LOAN AGREEMENT AND
                             OTHER LOAN DOCUMENTS.

                  5.1 Except as specifically amended in Section 1 and Section 2 above, the Loan Agreement and each of the other Loan Documents shall remain in full force and effect and each is hereby ratified and confirmed.

                  5.2 The execution, delivery and effect of this Amendment and Assignment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or condition or to any amendment or modification of any term or condition of the Loan Agreement or any other Loan Document, except, upon the effectiveness, if any, of this Amendment and Assignment, as specifically amended in Section 1 and Section 2 above, or (ii) prejudice any right, power or remedy which the Agent or any Lender now has or may have in the future under or in connection with the Loan Agreement or any other Loan Document. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference in any other Loan Document to the Loan Agreement or any word or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby.

                  SECTION 6. MISCELLANEOUS

                  6.1 This Amendment and Assignment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

                  6.2 The Borrower shall pay on demand all reasonable fees, costs and expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, all reasonable attorneys' fees).

                  6.3 GOVERNING LAW. THIS AMENDMENT AND ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Assignment to be duly executed on the date first above written.

                                      G-III LEATHER FASHIONS, INC.



                                      By:  /s/ Wayne S. Miller
                                         -----------------------------------
                                      Name:    Wayne S. Miller
                                            --------------------------------
                                      Title:   Chief Financial Officer
                                            --------------------------------


                                      FLEET BANK, N.A., AS LENDER AND TRANSFEROR



                                      By:  /s/ Stephen M. Leavenworth
                                         -----------------------------------
                                      Name:    Stephen M. Leavenworth
                                            --------------------------------
                                      Title:   Vice President
                                            --------------------------------


                                      THE CHASE MANHATTAN BANK,
                                      AS LENDER AND TRANSFEROR



                                      By:  /s/ John Mulvey
                                         -----------------------------------
                                      Name:    John Mulvey
                                            --------------------------------
                                      Title:   Vice President
                                            --------------------------------


                                      THE CIT GROUP/COMMERCIAL
                                      SERVICES, NC., AS LENDER AND TRANSFEROR



                                      By:  /s/ Charles M. Carbone
                                         -----------------------------------
                                      Name:    Charles M. Carbone
                                            --------------------------------
                                      Title:   Vice President
                                            --------------------------------


                                      ISRAEL DISCOUNT BANK OF NEW YORK
                                      AS TRANSFEREE



                                      By:  /s/ Matilde Reyes
                                         -----------------------------------
                                      Name:    Matilde Reyes
                                            --------------------------------
                                      Title:   Vice President
                                            --------------------------------



                                      By:  /s/ Howard Weinberg
                                         -----------------------------------
                                      Name:    Howard Weinberg
                                            --------------------------------
                                      Title:   First Vice President
                                            --------------------------------

                                      FLEET BANK, N. A., AS AGENT



                                      By:  /s/ Stephen M. Leavenworth
                                         -----------------------------------
                                      Name:    Stephen M. Leavenworth
                                            --------------------------------
                                      Title:   Vice President
                                            --------------------------------

                                   SCHEDULE A
                           TO THE ASSIGNMENT AGREEMENT

                                TOTAL COMMITMENTS


-------------------------------------------------------------------------------------------------------------------
                     COMMITMENTS FOR    COMMITMENTS FOR     COMMITMENTS FOR  COMMITMENTS FOR 11/1       % OF
        BANK         7/14/00-7/31/00        8/2000          9/1/00-10/31/00    AND THEREAFTER         COMMITMENTS
-------------------------------------------------------------------------------------------------------------------
Fleet                  $21,635,417        $23,250,000        $21,635,417        $14,531,250              32.29%
-------------------------------------------------------------------------------------------------------------------
Chase Manhattan         18,430,169         19,805,555         18,430,169         12,378,472              27.51%
-------------------------------------------------------------------------------------------------------------------
CIT Group               17,628,858         18,944,445         17,628,858         11,840,278              26.31%
-------------------------------------------------------------------------------------------------------------------
IDB                      9,305,556         10,000,000          9,305,556          6,250,000              13.89%
-------------------------------------------------------------------------------------------------------------------
                       $67,000,000        $72,000,000        $67,000,000        $45,000,000
-------------------------------------------------------------------------------------------------------------------
